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                                                                 EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Century Aluminum Company on Form S-8 for the Century Aluminum Company Non-Employee Directors Stock Option Plan of our reports dated February 19, 1996, appearing in Amendment No. 4 to Registration Statement No. 33-95486 of Century Aluminum Company on Form S-1.



/s/Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania

November 4, 1996